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                                                                     EXHIBIT 4.1
                                                             CUSIP NO. 37936U104


                         GLOBAL TELESYSTEMS GROUP, INC.

                   TOTAL AUTHORIZED ISSUE 145,000,000 SHARES

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

135,000,000 SHARES PAR VALUE $.10 EACH   10,000,000 SHARES PAR VALUE $.0001 EACH
             COMMON STOCK                            PREFERRED STOCK


     THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THIS IS TO CERTIFY THAT                                         IS THE OWNER OF
                        ---------------------------------------

------------------------------------------------------------------------------

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                         GLOBAL TELESYSTEMS GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


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    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement, dated as of February 2, 1998 (the "Rights Agreement"), between Global TeleSystems Group, Inc.
(the "Company") and The Bank of New York, as Rights Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM     - as tenants in common            UNIF GIFT MIN ACT -......      Custodian .......
                                                                    (Cust)                (Minor)
   TEN ENT     - as tenants by the entireties    under Uniform Gifts to Minors
                                                   Act .........................
   JT TEN      - as joint tenants with right of              (State)
                 survivorship and not as tenants
                 in common
                 Additional abbreviations may also be used though not in the above list

For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________


___________________________________________________________________________________________

___________________________________________________________________________________________

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________

___________________________________________________________________________________________

____________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ________________________ 19___
              In presence of

                                          ________________________________________
________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.